Exhibit 99.1

April 24, 2008

JANUS ANNOUNCES FIRST QUARTER 2008 RESULTS

First quarter earnings from continuing operations of $0.24 per diluted share

More than 85% of Janus’ mutual funds outperformed their

Lipper peer group medians for 1, 3 and 5 years (1)

Long-term net outflows of $1.5 billion for the quarter

$134 million of stock buybacks during the first quarter,

reducing shares outstanding by 2.1%

DENVER – Janus Capital Group Inc. (NYSE: JNS) today reported first quarter net income from continuing operations of $39.0 million, or $0.24 per diluted share, compared with net income from continuing operations of $51.6 million, or $0.30 per diluted share,(2) in the fourth quarter 2007 and $38.0 million, or $0.20 per diluted share, in the first quarter 2007.  The company’s operating margin from continuing operations for the first quarter 2008 was 31.8% compared with 29.0% for the fourth quarter 2007 and 27.8% for the first quarter 2007.

Flows and Assets Under Management

Average assets under management during the first quarter decreased 8.6% to $189.7 billion compared with $207.6 billion during the fourth quarter 2007.  At March 31, 2008, the company’s total assets under management were $187.6 billion compared with $206.7 billion at December 31, 2007.  The decrease in assets during the first quarter reflects $17.0 billion of net market depreciation and fund performance, long-term net outflows of $1.5 billion and money market net outflows of $0.6 billion.

(1) Funds included in the analysis are Janus Retail (JIF), Janus Adviser Series Class S Shares (JAD) and Janus Aspen Series Institutional Shares (JAS).  The number of funds in each trust is 26, 20 and 12, respectively.  Complete Lipper rankings are based on total returns and are on pages 11 and 12.

(2) Net income and diluted earnings per share for the fourth quarter 2007 reflect a post-earnings revision of $10.0 million and $0.06, respectively, for an impairment charge related to the Stanfield Victoria Funding LLC securities.

Janus’ INTECH subsidiary had long-term net outflows of $1.1 billion during the first quarter 2008 compared with long-term net inflows of $0.1 billion in the fourth quarter last year.  Excluding INTECH, Janus had long-term net outflows during the first quarter this year of $0.4 billion compared with long-term net inflows of $3.1 billion in the previous quarter.  The first quarter long-term net outflows included the redemption of a $1.1 billion fixed-income mandate.

Investment Management

Despite challenging market conditions, Janus’ relative investment performance remained strong during the first quarter, with approximately 86%, 85% and 87% of Janus’ mutual funds in the top half of their Lipper categories on a one-, three- and five-year total-return basis, respectively, as of March 31, 2008.(3)  In addition, 77% of Janus mutual funds have a 4- or 5-star Overall Morningstar RatingTM at March 31, 2008.(4)

Of the Janus-managed equity funds that were launched during the last three years or that have new managers, 82% rank in the top Lipper quartile on a since portfolio manager inception basis, as of March 31, 2008.

“The last several months have been tough for most money managers, but we’re encouraged that our products have weathered the turbulence well,” said CEO Gary Black.  “Our investment team continues to deliver strong relative performance over multiple time periods.”

(3) Funds included in the analysis are JIF, JAD and JAS.  The number of funds in each trust is 26, 20 and 12, respectively.  Complete Lipper rankings are based on total returns and are on pages 11 and 12.

(4) Funds included in the Morningstar analysis were JIF, JAD and JAS with at least a three-year history.  Morningstar rankings are based on risk-adjusted returns.  Complete Morningstar ratings are on pages 13-15.

Financial Discussion

Financial Highlights

(dollars in millions, except per share data or as noted)

	Three Months Ended
	March 31,	December 31,	March 31,
	2008	2007 *	2007

Continuing Operations (Investment Management)
Average Assets (in billions)	$189.7	$207.6	$172.1
Ending AUM (in billions)	$187.6	$206.7	$176.2
Revenues	$281.2	$311.5	$247.9
Operating Expenses	$191.7	$221.3	$179.0
Operating Income	$89.5	$90.2	$68.9
Operating Margin	31.8%	29.0%	27.8%

Net Income	$39.0	$51.6	$38.0

Diluted Earnings per Share	$0.24	$0.30	$0.20

Shares Repurchased (in millions)	5.2	5.2	9.4
Cost of Shares Repurchased	$134.2	$168.4	$200.2
Average Price	$25.75	$32.21	$21.22
Total shares outstanding end of period (in millions)	162.7	166.3	185.3

*          Net income and diluted earnings per share for fourth quarter 2007 reflect a post-earnings revision of $10.0 million and $0.06, respectively, for an impairment charge related to the Stanfield Victoria Funding LLC securities.

Continuing Operations

First quarter 2008 revenues of $281.2 million decreased 9.7% from the previous quarter due to lower average assets under management driven primarily by declining markets.  Operating expenses decreased $29.6 million, or 13.4%, from the previous quarter as a result of lower revenue-based compensation, long-term incentive compensation and distribution expenses.  The decline in long-term incentive compensation is attributable to a fourth quarter charge of $17.0 million associated with departure-related accelerated vesting of awards.  Fourth quarter operating expenses also included a $5.0 million insurance recovery for legal expenses incurred in prior periods.

Non-operating items for the first quarter 2008 were impacted by a mark-to-market loss of $9.5 million on Janus’ consolidated seed capital investments while the fourth quarter 2007 included a $17.6 million mark-to-market gain.  Fourth quarter 2007 non-operating items also reflect an $18.2 million impairment charge associated with an investment in securities issued by Stanfield Victoria Funding LLC.

Acquisition / Disposition

On March 31, 2008, Janus increased its ownership of INTECH to approximately 89.5% with the acquisition of an additional 3% interest for $60.7 million.

On April 9, 2008, Rapid Solutions Group’s (“RSG”) digital print operations were sold to Bowne & Co., Inc.  The disposition of RSG’s digital and offset operations is not expected to have a material impact on Janus’ second quarter 2008 results.

Capital and Liquidity

At March 31, 2008, Janus had stockholders’ equity of $1.6 billion, cash and investments of $473 million and $1.1 billion of outstanding debt.  As part of its capital and liquidity management, Janus reduced its outstanding shares by 2.1% during the first quarter by repurchasing 5.2 million shares of its common stock at an average price of $25.75 per share and a total cost of $134 million.

First Quarter 2008 Earnings Call Information

Janus will discuss its results during a conference call on Thursday, April 24 at 10 a.m. Eastern Daylight Time.  The call-in number will be 877-301-7574.  Anyone outside the U.S. or Canada should call 706-643-3623.  The slides used during the presentation will be available in the investor relations section of the Janus Capital Group Web site (www.janus.com/ir) approximately one hour prior to the call.  For those unable to join the conference call at the scheduled time, an audio replay will be available on www.janus.com/ir.

About Janus Capital Group Inc.

Founded in 1969, Denver-based Janus Capital Group Inc. (“Janus”) is a recognized leader of growth and risk-managed investment strategies.  Our commitment to deliver for investors is rooted in our research-intensive approach and relentless passion to gain a competitive edge.

At the end of March 2008, Janus managed $187.6 billion in assets for more than four million shareholders, clients and institutions around the globe.  Outside the U.S., Janus has offices in London, Tokyo, Hong Kong and Singapore.  Janus Capital Group consists of Janus Capital Management LLC and Enhanced Investment Technologies, LLC (INTECH).  In addition, Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC.

Contacts:

Shelley Peterson, 303-316-5625

Scott Grace, 303-394-7709

###

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at (800) 525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Data presented reflects past performance, which is no guarantee of future results.  Rankings referenced exclude money markets.

Funds distributed by Janus Distributors LLC (4/08).

This press release includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur.  The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2007, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the Company and its management.  Any forward-looking statements contained in this release are as of the date on which such statements were made.  The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

JANUS CAPITAL GROUP INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

(dollars in millions, except per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2008	2007	2007
Investment Management Revenues:
Investment management fees	$225.5	$247.9	$200.9
Performance fees	5.6	8.1	2.5
Shareowner servicing fees and other	50.1	55.5	44.5
Total	281.2	311.5	247.9

Investment Management Operating Expenses:
Employee compensation and benefits	91.8	95.4	87.4
Long-term incentive compensation	12.1	30.4	18.7
Marketing and advertising	7.8	9.3	5.1
Distribution	36.3	41.2	30.6
Depreciation and amortization	9.9	9.1	7.1
General, administrative and occupancy	33.8	35.9	30.1
Total	191.7	221.3	179.0

Investment Management Operating Income	89.5	90.2	68.9

Interest expense	(18.9)	(18.9)	(9.5)
Investment gains (losses), net	(9.5)	3.0	0.8
Other income, net	4.2	9.1	5.6
Income tax provision	(24.5)	(28.1)	(23.4)
Equity in earnings of unconsolidated affiliate	2.0	1.9	1.7
Minority interest in consolidated earnings	(3.8)	(5.6)	(6.1)

Income from Continuing Operations *	39.0	51.6	38.0

Loss from Discontinued Operations	(1.6)	(31.9)	(2.4)

Net income *	$37.4	$19.7	$35.6

Diluted weighted average shares outstanding (in millions)	164.0	170.9	188.6
Diluted earnings per share:
Continuing operations *	$0.24	$0.30	$0.20
Discontinued operations	(0.01)	(0.19)	(0.01)
Diluted earnings per share *	$0.23	$0.12	$0.19

Average Assets Under Management (in billions)	$189.7	$207.6	$172.1

*          Net income and diluted earnings per share for fourth quarter 2007 reflect a post-earnings revision of $10.0 million and $0.06, respectively, for the impairment charge related to the Stanfield Victoria Funding LLC securities.

JANUS CAPITAL GROUP INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in millions)

	March 31,	December 31,
	2008	2007
Assets
Cash and cash equivalents	$270.3	$480.7
Marketable securities	202.9	210.7
Other assets	335.8	344.9
Property and equipment, net	46.8	46.5
Intangibles and goodwill, net	2,510.1	2,451.5
Assets related to discontinued operations	28.1	29.8
Total Assets	$3,394.0	$3,564.1

Liabilities and Stockholders’ Equity
Debt	$1,127.8	$1,127.7
Other liabilities	205.0	297.8
Deferred income taxes	412.5	404.3
Liabilities related to discontinued operations	11.6	10.8
Stockholders’ equity	1,637.1	1,723.5
Total Liabilities and Stockholders’ Equity	$3,394.0	$3,564.1

UNAUDITED CONDENSED CASH FLOW INFORMATION

CONTINUING OPERATIONS

(dollars in millions)

	Three Months Ended
	March 31,	December 31,	March 31,
	2008	2007	2007
Cash provided by (used in):
Operating activities	$1.9	$87.0	$(19.3)
Investing activities	(76.4)	(67.1)	(20.8)
Financing activities	(135.9)	(144.6)	(208.9)
Net change during period	$(210.4)	$(124.7)	$(249.0)

JANUS CAPITAL GROUP INC.

ASSETS & FLOWS BY INVESTMENT DISCIPLINE

(dollars in billions)

	Three Months Ended
	March 31, 2008	December 31, 2007	March 31, 2007
Growth/Blend
Beginning of period assets	$83.5	$79.1	$64.4
Sales	5.9	6.3	3.8
Redemptions	5.6	3.7	4.5
Net sales (redemptions)	0.2	2.6	(0.7)
Market appreciation	(6.9)	1.8	2.0
End of period assets	$76.8	$83.5	$65.7

Global/International
Beginning of period assets	$24.9	$24.4	$18.4
Sales	1.1	2.1	1.8
Redemptions	1.8	1.3	1.3
Net sales (redemptions)	(0.7)	0.8	0.5
Market appreciation	(2.1)	(0.3)	0.6
End of period assets	$22.1	$24.9	$19.5

Mathematical/Quantitative
Beginning of period assets	$69.7	$69.6	$62.3
Sales	1.8	4.0	5.0
Redemptions	2.9	3.9	1.9
Net sales (redemptions)	(1.1)	0.1	3.1
Market appreciation	(7.5)	—	0.8
End of period assets	$61.2	$69.7	$66.3

Fixed Income
Beginning of period assets	$4.9	$5.2	$4.6
Sales	0.5	0.2	0.6
Redemptions	1.6	0.5	0.5
Net sales (redemptions)	(1.1)	(0.3)	0.1
Market appreciation	—	—	0.1
End of period assets	$3.8	$4.9	$4.8

Alternatives
Beginning of period assets	$0.8	$0.6	$0.3
Sales	0.7	0.3	0.1
Redemptions	0.1	—	—
Net sales (redemptions)	0.6	0.3	0.1
Market appreciation	—	—	—
End of period assets	$1.4	$0.8	$0.4

Value
Beginning of period assets	$10.1	$10.6	$10.2
Sales	1.3	0.5	0.8
Redemptions	0.8	0.7	0.8
Net sales (redemptions)	0.5	(0.2)	—
Market appreciation	(0.5)	(0.3)	0.3
End of period assets	$10.1	$10.1	$10.5

Money Market
Beginning of period assets	$12.8	$18.5	$7.5
Sales	24.9	35.7	19.1
Redemptions	25.5	41.4	17.6
Net sales (redemptions)	(0.6)	(5.7)	1.5
Market appreciation	—	—	—
End of period assets	$12.2	$12.8	$9.0

	Three Months Ended
	March 31, 2008	December 31, 2007	March 31, 2007
Total
Beginning of period assets	$206.7	$208.0	$167.7
Sales	36.2	49.1	31.2
Redemptions	38.3	51.6	26.6
Net sales (redemptions)	(2.1)	(2.5)	4.6
Market appreciation	(17.0)	1.2	3.9
End of period assets	$187.6	$206.7	$176.2

Total Excluding Money Markets
Beginning of period assets	$194.0	$189.5	$160.2
Sales	11.3	13.4	12.1
Redemptions	12.8	10.2	9.0
Net sales (redemptions)	(1.5)	3.2	3.1
Market appreciation	(17.0)	1.2	3.9
End of period assets	$175.4	$194.0	$167.2

Total Excluding Mathematical/Quantitative & Money Markets
Beginning of period assets	$124.2	$119.9	$97.9
Sales	9.5	9.4	7.1
Redemptions	9.9	6.3	7.1
Net sales (redemptions)	(0.4)	3.1	—
Market appreciation	(9.5)	1.2	3.1
End of period assets	$114.2	$124.2	$100.9

Each line has been rounded on the schedule individually to increase the accuracy of the amounts presented.  Therefore totals and subtotals may not foot.

Janus Investment Fund (“JIF”)

			Lipper Rankings Based on Total Returns as of 3/31/08
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)		Total Funds
Growth Funds
Janus Twenty Fund (1)	Jan-08	Large-Cap Growth Funds	1	3 / 739	1	1 / 615	1	1 / 521	2	3 / 247		‡
Janus Fund	Oct-07	Large-Cap Growth Funds	45	328 / 739	30	183 / 615	22	113 / 521	38	92 / 247		‡
Janus Orion Fund	Dec-07	Multi-Cap Growth Funds	2	10 / 527	2	5 / 403	1	1 / 343	—	—		‡
Janus Research Fund	Jan-06	Large-Cap Growth Funds	17	120 / 739	4	24 / 615	3	12 / 521	3	7 / 247	2		9 / 677
Janus Enterprise Fund	Oct-07	Mid-Cap Growth Funds	12	71 / 607	7	31 / 503	10	38 / 414	38	68 / 178		‡
Janus Venture Fund (1)	Jan-01	Small-Cap Growth Funds	62	370 / 598	26	120 / 475	7	25 / 393	25	46 / 183	22		65 / 306
Janus Triton Fund	Jun-06	Small-Cap Growth Funds	8	47 / 598	1	3 / 475	—	—	—	—	3		13 / 544

Core Funds
Janus Contrarian Fund	Feb-00	Multi-Cap Core Funds	2	16 / 869	1	1 / 663	1	2 / 504	—	—	5		12 / 296
Janus Growth and Income Fund	Nov-07	Large-Cap Core Funds	25	207 / 828	21	140 / 685	28	159 / 567	7	19 / 295		‡
Janus Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	1	1 / 457	1	2 / 331	22	50 / 235	4	5 / 135	1		1 / 355
Janus Fundamental Equity Fund	Nov-07	Large-Cap Core Funds	20	164 / 828	3	20 / 685	7	38 / 567	1	2 / 295		‡
INTECH Risk-Managed Stock Fund	Feb-03	Multi-Cap Core Funds	70	606 / 869	63	416 / 663	34	167 / 504	—	—	37		182 / 503

Global/International Funds
Janus Overseas Fund (1)	Jun-03	International Funds	1	9 / 1105	1	1 / 811	1	1 / 683	3	8 / 325	1		1 / 687
Janus Worldwide Fund	Jun-04	Global Funds	52	230 / 448	79	271 / 343	93	252 / 271	80	98 / 123	75		228 / 304
Janus Global Life Sciences Fund	Apr-07	Health/Biotechnology Funds	8	15 / 193	20	30 / 154	21	30 / 142	—	—		‡
Janus Global Technology Fund	Jan-06	Science & Technology Funds	33	87 / 270	23	55 / 241	38	84 / 221	—	—	29		73 / 258
Janus Global Research Fund	Feb-05	Global Funds	4	15 / 448	3	10 / 343	—	—	—	—	4		10 / 329
Janus Global Opportunities Fund	Jun-01	Global Funds	49	216 / 448	93	318 / 343	47	127 / 271	—	—	21		43 / 210

Value Funds
Janus Mid Cap Value Fund - Inv (2)	Aug-98	Mid-Cap Value Funds	5	14 / 330	9	22 / 256	19	37 / 203	—	—	2		1 / 66
Janus Small Cap Value Fund - Inv. (1,2)	Feb-97	Small-Cap Core Funds	10	77 / 795	24	149 / 626	48	229 / 485	12	22 / 183	10		13 / 129

Income Funds
Janus Flexible Bond Fund	May-07	Intermediate Investment Grade Debt	8	39 / 552	6	25 / 467	12	45 / 396	33	62 / 192		‡
Janus High-Yield Fund	Dec-03	High Current Yield Funds	50	224 / 453	35	133 / 381	78	258 / 332	20	31 / 160	42		147 / 350
Janus Short-Term Bond Fund	May-07	Short Investment Grade Debt	18	45 / 263	17	34 / 210	12	19 / 162	31	26 / 84		‡

Asset Allocation Funds
Janus Smart Portfolio-Growth	Dec-05	Mixed-Asset Target Alloc. Growth Funds	5	29 / 667	—	—	—	—	—	—	2		11 / 586
Janus Smart Portfolio-Moderate	Dec-05	Mixed-Asset Target Alloc. Mod. Funds	3	12 / 457	—	—	—	—	—	—	5		16 / 389
Janus Smart Portfolio-Conservative	Dec-05	Mixed-Asset Target Alloc. Cons. Funds	3	12 / 431	—	—	—	—	—	—	2		5 / 341

Data presented reflects past performance, which is no guarantee of future results.

Lipper , a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities.  Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Notes:

(1)           Closed to new investors.

(2)           Ranking is for the investor share class only; other classes may have different performance characteristics.

 ‡             In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Adviser Series (“JAD”) Class S Shares

			Lipper Rankings Based on Total Returns as of 3/31/08
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)		Total Funds
Growth Funds
Forty Fund	Jan-08	Large-Cap Growth Funds	1	4 / 739	1	3 / 615	1	2 / 521	1	1 / 247		‡
Mid Cap Growth Fund	Oct-07	Mid-Cap Growth Funds	12	69 / 607	6	29 / 503	11	42 / 414	42	74 / 178		‡
Large Cap Growth Fund	Oct-07	Large-Cap Growth Funds	51	372 / 739	39	239 / 615	32	163 / 521	35	86 / 247		‡
INTECH Risk-Managed Growth Fund	Jan-03	Multi-Cap Growth Funds	70	369 / 527	85	343 / 403	83	284 / 343	—	—	82		279 / 340
Orion Fund	Dec-07	Mid-Cap Growth Funds	3	18 / 607	—	—	—	—	—	—		‡
Small-Mid Growth Fund	Jun-06	Small-Cap Growth Funds	9	52 / 598	—	—	—	—	—	—	3		16 / 544

Core Funds
Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	3	18 / 667	7	34 / 539	39	166 / 425	4	7 / 228	7		39 / 559
Growth and Income Fund	Nov-07	Large-Cap Core Funds	30	248 / 828	30	203 / 685	40	227 / 567	—	—		‡
Fundamental Equity Fund	Nov-07	Large-Cap Core Funds	18	149 / 828	4	21 / 685	8	40 / 567	1	1 / 295		‡
Small Company Value Fund	Mar-02	Small-Cap Core Funds	66	524 / 795	40	249 / 626	60	288 / 485	—	—	25		106 / 426
INTECH Risk-Managed Core Fund	Jan-03	Multi-Cap Core Funds	71	611 / 869	65	425 / 663	36	179 / 504	—	—	31		152 / 494
Contrarian Fund	Aug-05	Multi-Cap Core Funds	7	57 / 869	—	—	—	—	—	—	1		3 / 708

Global/International/ Funds
International Growth Fund (1)	Jun-03	International Funds	1	6 / 1105	1	3 / 811	1	2 / 683	2	6 / 325	1		2 / 687
Worldwide Fund	Jun-04	Global Funds	53	234 / 448	82	282 / 343	97	262 / 271	72	89 / 123	80		243 / 304
International Equity Fund	Nov-06	International Funds	5	48 / 1105	—	—	—	—	—	—	3		30 / 1038

Value Funds
Mid Cap Value Fund	Dec-02	Mid-Cap Value Funds	5	15 / 330	9	23 / 256	23	46 / 203	—	—	24		48 / 201
INTECH Risk-Managed Value Fund	Dec-05	Multi-Cap Value Funds	49	214 / 441	—	—	—	—	—	—	50		187 / 376

Alternative Funds
Long/Short Fund (1)	Aug-06	Long/Short Equity Funds	5	4 / 86	—	—	—	—	—	—	5		3 / 64

Income Funds
Flexible Bond Fund	May-07	Intermediate Investment Grade Debt	9	48 / 552	10	45 / 467	19	73 / 396	34	65 / 192‡
High Yield Fund	Aug-05	High Current Yield Funds	50	223 / 453	—	—	—	—	—	—	57		226 / 398

Rankings are for the Class S Shares only; other classes may have different performance characteristics.

Note:

(1)                                  Closed to new investors.

‡              In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Aspen Series (“JAS”) Institutional Shares

			Lipper Rankings Based on Total Returns as of 3/31/08
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)		Total Funds
Growth Funds
Large Cap Growth Portfolio	Oct-07	VA Large-Cap Growth	35	71 / 204	26	49 / 193	27	45 / 166	42	23 / 55		‡
Forty Portfolio	Dec-07	VA Large-Cap Growth	1	1 / 204	1	1 / 193	1	1 / 166	2	1 / 55		‡
Mid Cap Growth Portfolio	Oct-07	VA Mid-Cap Growth	5	7 / 155	3	3 / 140	10	11 / 120	40	13 / 32		‡

Core Funds
Balanced Portfolio	Apr-05	VA Mixed-Asset Target Alloc Mod.	1	1 / 133	2	1 / 90	11	8 / 73	5	2 / 41	2		1 / 98
Growth and Income Portfolio	Nov-07	VA Large-Cap Core	22	45 / 206	18	31 / 176	33	52 / 161	—	—		‡
Fundamental Equity Portfolio	Nov-07	VA Large-Cap Core	20	40 / 206	3	5 / 176	10	15 / 161	2	1 / 73		‡

Global/International Funds
Worldwide Growth Portfolio	Jun-04	VA Global	36	37 / 104	77	61 / 79	95	64 / 67	73	21 / 28	76		59 / 77
International Growth Portfolio (1)	Jun-03	VA International	1	2 / 245	1	1 / 209	1	1 / 188	4	3 / 87	1		1 / 198
Global Life Sciences Portfolio	Oct-04	VA Health/Biotechnology	6	2 / 35	21	7 / 33	25	7 / 28	—	—	3		1 / 33
Global Technology Portfolio	Jan-06	VA Science & Technology	34	20 / 59	28	16 / 57	40	22 / 54	—	—	36		21 / 58

Value Funds
Mid Cap Value Portfolio	May-03	VA Mid-Cap Value	3	2 / 68	12	7 / 58	—	—	—	—	2		1 / 53

Income Funds
Flexible Bond Portfolio	May-07	VA Intermediate Investment Grade Debt	29	19 / 65	26	15 / 58	28	14 / 49	29	6 / 20		‡

Data presented reflects past performance, which is no guarantee of future results.

Lipper , a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities.  Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Rankings are for the Institutional Shares only; other classes may have different performance characteristics.

Note:

(1)                                  Closed to new investors.

‡                                          In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Investment Fund (“JIF”)	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

Janus Fund	Large Growth Funds	***	1442	****	1442	***	1207	***	564
Janus Enterprise Fund	Mid-Cap Growth Funds	****	827	*****	827	*****	694	**	305
Janus Growth and Income Fund	Large Growth Funds	****	1442	***	1442	****	1207	*****	564
Janus Research Fund	Large Growth Funds	*****	1442	*****	1442	*****	1207	****	564
Janus Orion Fund	Mid-Cap Growth Funds	*****	827	*****	827	*****	694		N/A
Janus Twenty Fund (1)	Large Growth Funds	*****	1442	*****	1442	*****	1207	*****	564
Janus Venture Fund (1)	Small Growth Funds	***	681	****	681	****	561	**	268
Janus Triton Fund	Small Growth Funds	*****	681	*****	681	*	N/A	*	N/A
Janus Global Research Fund	World Stock Funds	*****	460	*****	460	*	N/A	*	N/A
Janus Global Life Sciences Fund	Specialty-Health Funds	****	184	****	184	****	168	*	N/A
Janus Global Technology Fund	Specialty-Technology Funds	****	267	****	267	****	241	*	N/A
Janus Overseas Fund (1)	Foreign Large Growth Funds	*****	179	*****	179	*****	156	****	73
Janus Worldwide Fund	World Stock Funds	**	460	**	460	*	393	**	198
Janus Global Opportunities Fund	World Stock Funds	**	460	*	460	***	393	*	N/A
Janus Balanced Fund	Moderate Allocation Funds	*****	905	*****	905	****	712	*****	416
INTECH Risk-Managed Stock Fund	Large Blend Funds	****	1664	***	1664	****	1314	*	N/A
Janus Fundamental Equity Fund	Large Blend Funds	*****	1664	*****	1664	****	1314	*****	621
Janus Contrarian Fund	Large Blend Funds	*****	1664	*****	1664	*****	1314	*	N/A
Janus Mid Cap Value Fund - Investor Shares (2)	Mid-Cap Value Funds	*****	287	*****	287	*****	215	*	N/A
Janus Small Cap Value Fund - Investor Shares (1),(2)	Small Value Funds	****	336	****	336	***	261	****	98
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	****	974	*****	974	****	830	***	433
Janus High-Yield Fund	High Yield Bond Funds	***	464	***	464	**	401	****	205
Janus Short-Term Bond Fund	Short-Term Bond Funds	****	383	****	383	****	291	***	164
Janus Smart Portfolio-Growth	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Moderate	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Conservative	Conservative Allocation Funds		N/A		N/A		N/A		N/A

Percent of funds rated 4 / 5 Stars		78.3%		78.3%		76.2%		57.1%

Data presented reflects past performance, which is no guarantee of future results.  © 2008 Morningstar, Inc.  All Rights Reserved.

Notes:

(1)       Closed to new investors.

(2)       Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Janus Adviser Series (“JAD”) S Shares	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

Balanced Fund	Moderate Allocation Funds	*****	905	*****	905	****	712	*****	416
Contrarian Fund	Large Blend Funds		N/A		N/A		N/A		N/A
Fundamental Equity Fund	Large Blend Funds	*****	1664	*****	1664	****	1314	*****	621
Flexible Bond Fund	Intermediate-Term Bond Funds	****	974	****	974	****	830	***	433
International Equity Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
International Growth Fund	Foreign Large Growth Funds	******	179	*****	179	*****	156	*****	73
Forty Fund	Large Growth Funds	*****	1442	*****	1442	*****	1207	*****	564
Growth& Income Fund	Large Growth Funds	***	1442	***	1442	***	1207		N/A
Floating Rate High Income	Bank Loan Funds		N/A		N/A		N/A		N/A
Global Real Estate Fund	Specialty-Real Estate Funds		N/A		N/A		N/A		N/A
Global Research Fund	World Stock Funds		N/A		N/A		N/A		N/A
Long/Short Fund (1)	Long-Short Funds		N/A		N/A		N/A		N/A
High Yield Fund	High Yield Bond Funds		N/A		N/A		N/A		N/A
International Growth Fund (1)	Foreign Large Growth Funds	*****	179	*****	179	*****	156	*****	73
Large Cap Growth Fund	Large Growth Funds	***	1442	***	1442	***	1207	***	564
Mid Cap Growth Fund	Mid-Cap Growth Funds	****	827	*****	827	*****	694	**	305
Mid Cap Value Fund	Mid-Cap Value Funds	****	287	*****	287	****	215		N/A
Orion Fund	Mid-Cap Growth Funds		N/A		N/A		N/A		N/A
Risk-Managed Core Fund	Large Blend Funds	****	1664	***	1664	****	1314		N/A
Risk-Managed Growth Fund	Large Growth Funds	***	1442	**	1442	***	1207		N/A
Risk-Managed Value Fund	Large Value Funds		N/A		N/A		N/A		N/A
Small Company Value Fund	Small Value Funds		N/A		N/A		N/A		N/A
Small-Mid Growth Fund	Mid-Cap Growth Funds		N/A		N/A		N/A		N/A
Worldwide Fund	World Stock Funds		N/A		N/A		N/A		N/A

Percent of funds rated 4 / 5 Stars		75.0%		66.7%		75.0%		62.5%

Data presented reflects past performance, which is no guarantee of future results.  © 2008 Morningstar, Inc.  All Rights Reserved.

Ratings are for Class S Shares only; other classes may have different performance characteristics.

Note:

(1)       Closed to new investors.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Janus Aspen Series (“JAS”) Institutional Shares	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

Balanced Fund	Moderate Allocation Funds	*****	905	*****	905	****	712	*****	416
Flexible Bond Fund	Intermediate-Term Bond Funds	*****	974	*****	974	*****	830	****	433
Forty Fund	Large Growth Funds	*****	1442	*****	1442	*****	1207	*****	564
Fundamental Equity Fund	Large Blend Funds	****	1664	****	1664	****	1314	*****	621
Global Life Sciences Fund	Specialty-Health Funds	****	184	*****	184	****	168		N/A
Global Technology Fund	Specialty-Technology Funds	****	267	****	267	****	241		N/A
Growth & Income Fund	Large Growth Funds	****	1442	***	1442	****	1207		N/A
International Growth Fund (1)	Foreign Large Growth Funds	*****	179	*****	179	*****	156	****	73
Large Cap Growth Fund	Large Growth Funds		N/A		N/A		N/A		N/A
Mid Cap Growth Fund	Mid-Cap Growth Funds		N/A		N/A		N/A		N/A
Mid Cap Value Fund	Mid-Cap Value Funds		N/A		N/A		N/A		N/A
Worldwide Fund	World Stock Funds	**	460	**	460	*	393	**	198

Percent of funds rated 4 / 5 Stars		88.9%		77.8%		88.9%		83.3%

Data presented reflects past performance, which is no guarantee of future results.  © 2008 Morningstar, Inc.  All Rights Reserved.

Ratings are for Institutional Shares only; other classes may have different performance characteristics.

Note:

(1)       Closed to new investors.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

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